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                          Prudential Stock Index Fund
                      Supplement dated January 15, 1997 to
                       Prospectus dated November 29, 1996
SHAREHOLDER GUIDE

Eligible Purchasers
    Shares of the Fund are available for purchase by the following categories of investors, in addition to those described on pages 17 and 18 of the prospectus.
    PruArray and SmartPath Plans. Shares of the Fund may be purchased by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided (i) that the plan has at least $1 million in existing assets or (ii) 250 eligible employees or participants. The term ``existing assets'' for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). ``Existing assets'' also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account, a group annuity insurance product issued by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund. Shares of the Fund may also be purchased by plans that have monies invested in The Guaranteed Interest Account
(GIA) and The Stable Value Fund (SVF), provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) shares of the Fund are an investment option of the plan.
    PruArray Association Benefit Plans. Shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans may purchase shares of the Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million and 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.
    PruArray Savings Program. Shares of the Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.
    Other Eligible Purchasers. In addition, shares of the Fund may be purchased through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers and current and former Directors/Trustees of
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the Prudential Mutual Funds (including the Fund), (b) employees of Prudential
Securities and PMF and their subsidiaries and members of the families of such persons who maintain an ``employee related'' account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds,
(d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries.

HOW TO SELL YOUR SHARES
    In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.
MF174C-2